Scudder
U.S. Treasury
Money Fund

Annual Report
June 30, 1998

Pure No-Load(TM) Funds

A money market fund investing in short-term U.S. government securities and repurchase agreements. For investors seeking current income plus safety, liquidity and stability of capital.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                        Scudder U.S. Treasury Money Fund

--------------------------------------------------------------------------------
Date of Inception: 11/23/81  Total Net Assets as of      Ticker Symbol:  SCGXX
                             6/30/98: $388.5 million
--------------------------------------------------------------------------------


o Scudder U.S. Treasury Money Fund provided a total return of 4.83% for the annual period ended June 30, 1998.

o The Fund's 30-day net annualized yield at the end of June 1998 was 4.87%.

o Despite the stability of interest rates, we gradually shortened the Fund's average maturity toward the end of the period, in anticipation of possible rate hikes in the near future given the continuing strength of the U.S. economy.





                                Table of Contents

   3  Letter from the Fund's President    13  Notes to Financial Statements
   4  Portfolio Management Discussion     15  Report of Independent Accountants
   7  Glossary of Investment Terms        16  Officers and Trustees
   8  Investment Portfolio                17  Investment Products and Services
   9  Financial Statements                18  Scudder Solutions
  12  Financial Highlights


                      2 - Scudder U.S. Treasury Money Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to present the annual report for Scudder U.S. Treasury Money Fund for the fiscal year ended June 30, 1998.

     During the period covered by this report, the U.S. economy enjoyed ongoing strength, fueled by a still-climbing stock market, a strong dollar, high consumer confidence, and low unemployment. Earlier this year the Federal Reserve worried that the U.S. economy was growing too rapidly, but so far the Fed has left rates unchanged. Bond prices generally rose during the period and the 30-year Treasury bond yield declined to a new low.

     Money market funds generally provided attractive returns during the year for those investors seeking a stable share price and an interest-paying alternative to cash. During the 12 months ended June 30, 1998, the Fund provided a positive total return of 4.83%, and its 30-day net annualized yield at the end of June was 4.87%. For more detail on the events of the past 12 months and your managers' outlook for the year ahead, please turn to the discussion beginning on page 4.

     For those of you interested in new Scudder products and services, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1st. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of non-U.S. companies with high earnings growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. For further information on these new funds, please call 1-800-225-2470.

     Thank you for choosing Scudder U.S. Treasury Money Fund to help meet your investment needs. If you should have any questions regarding your investment, or any of the Scudder Funds, please do not hesitate to call us at the number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder U.S. Treasury Money Fund


                      3 - Scudder U.S. Treasury Money Fund

                         Portfolio Management Discussion
Dear Shareholders,

The U.S. economy continued its lengthy run of prosperity during your Fund's most recent fiscal year, although toward the end of the period there was some evidence that perhaps the trend was beginning to weaken. During the year, the Fund's investments in short-term, high quality securities provided a balance to more aggressive stock and bond holdings. Scudder U.S. Treasury Money Fund maintained its $1.00 share price throughout the period and provided a positive total return of 4.83% for the 12 months ended June 30, 1998. The Fund's 30-day net annualized yield at the end of June was 4.87%.

                          U.S. Economy Continues Strong

For the Fund's 1998 fiscal year, the domestic economy was encouraged by a number of positive fundamentals that bolstered the overall investment environment. Consumer confidence was very high and employment was strong, with many new jobs being created during the period. We experienced two back-to-back quarters of strong GDP growth in the fourth quarter of 1997 and the first quarter of 1998. Although the numbers for the most recent quarter ended June 30 are likely to be weaker, we anticipate that growth will be slightly higher again during the second half of 1998.

The record run in the U.S. stock market, which has now extended over seven years, showed signs of abating in early 1998, as high valuations and decelerating corporate profit growth began to be felt. Overseas, Asia's troubles became more visible, particularly in the world's second-largest economy, Japan, which is now officially in recession. Concerns over Asia, combined with slowing profit growth in the United States and high valuations for U.S. equities, seem to be prompting renewed interest in the relative safety and more reliable returns of domestic fixed income securities. Bond prices have generally been rising and the benchmark 30-year Treasury bond yield (which moves in the opposite direction of bond prices) declined to a new low.

                          Average Maturity Shortened in
                          Anticipation of Rising Rates

During the course of the year, we kept a watchful eye on the Federal Reserve Board, particularly in early 1998 when the possibility of rate increases seemed likely in view of Fed concerns over the rapidly growing domestic economy. The strength of the U.S. dollar, however, has eliminated any need for the Fed to tighten the money supply so far. Short-term interest rates have now been anchored below 5.5% for over a year and a half, with the last major change occurring in February of 1997. In this stable environment, we took advantage of smaller movements in the market, such as those occasioned by tax periods and quarter ends.

During the first half of the Fund's fiscal year, as inflation fears cooled and it seemed likely that the Fed would continue to keep rates stable for a while, we extended average maturities in the portfolio. The average maturity was 57 days at the end of December 1997, and rose to the 70-day range during the first two of months of 1998. Longer maturities offer the ability to lock in yields

                      4 - Scudder U.S. Treasury Money Fund
when interest rates appear unlikely to rise, in exchange for slightly higher risk.

However, in the second half of the fiscal year, the continued stability of monetary policy seemed less assured. As a result, we took a more defensive position, gradually shortening the average maturity to 31 days as of June 30, 1998. Issues with shorter maturities are beneficial in the event of rate hikes, because principal comes due earlier and may be reinvested at the higher prevailing rates.

                     U.S. Treasury Shortage Increases Price

Over the period, the portfolio was invested in a diversified mix of U.S. government securities, including Treasury bills and notes, repurchase agreements backed by U.S. Treasury obligations, and U.S.
government-backed corporate securities.

U.S. government issues have been particularly expensive lately, due to a lack of supply in the Treasury market -- a result of the strong economy allowing the government to pay down some of its debt. Throughout much of the period, yields of Treasury securities continued to lag those offered by repurchase agreements. We have gradually increased our weighting of repurchase agreements since the third quarter of 1997 to boost the Fund's yield, and increased them even further this period, so that they accounted for nearly 52% of the portfolio at the end of June. In addition, we added an investment in U.S. government-backed corporate securities, which accounted for just over 6% of the portfolio as of June 30th.

                     Outlook for Increased Volatility Ahead

It is likely that the domestic economy will continue to be strong for the near term, as it is still supported by a number of positive fundamentals. During the most recent quarter, we saw the earliest signals that this trend may begin to wane in the future, possibly owing to the Asian crisis finally impacting the United States. However, we do anticipate a return to trend growth for the second half of the year.

Our strategy going forward is to continue monitoring the economic environment, watch the Fed closely for any indication of a change in monetary policy, and keep the average maturity of the portfolio defensively short. As this already prolonged economic boom for the U.S. economy continues, it leaves us wondering what might happen next and when. This uncertainty has created an outlook that supports shortening the Fund's maturity, as we believe a rise in rates is most likely the next move.

More generally, unless you are a long-term investor, we believe there is little reward for investing in longer-dated fixed income investments, with long-term Treasuries currently yielding around 5.60%, against money market yields in the
5.10 - 5.20% range. Money market funds have been providing decent returns, and we believe they are presently very attractive compared to bonds, where we anticipate seeing more volatility ahead.

                      5 - Scudder U.S. Treasury Money Fund

In the months ahead, the Fund's management team will continue to collect economic data and carefully monitor the investment climate as it positions your Fund for high current income plus safety, liquidity, and stability of capital.

Sincerely,

Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.      /s/Mitchell W. Wilner

Frank J. Rachwalski, Jr.         Mitchell W. Wilner


                              Scudder U.S. Treasury
                                   Money Fund:
                          A Team Approach to Investing

  Scudder U.S. Treasury Money Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Frank J. Rachwalski joined the Adviser in 1973 as a money market specialist within the fixed income group and assumed responsibility for the Fund's day-to-day management and overall investment strategies on January 1, 1998. Mr. Rachwalski has over 25 years of industry experience. Portfolio Manager Mitchell W. Wilner joined the Adviser in 1992 to manage fixed income investments. Mr. Wilner has over 11 years of industry experience.


                      6 - Scudder U.S. Treasury Money Fund

                          Glossary of Investment Terms


 GDP Gross domestic product is a commonly referenced measure of the health of the U.S. economy, and refers to the market value of the goods and services produced by labor and property in the United States. Too strong economic growth can lead to accelerating inflation; weak growth can lead to a recession.

 LIQUIDITY                        A characteristic of an investment or an asset
                                  referring to the ease of convertibility into cash within a reasonably short period of time.

 MATURITY Reaching the date at which a debt instrument is due and payable. A bond due to mature on January 1, 2010 will return the bondholder's principal and final interest payment when it reaches maturity on that date.

 MONEY MARKET                     Market for short-term debt instruments,
                                  including banker's acceptances, commercial paper, negotiable certificates of deposit, repurchase agreements, and Treasury bills.
                                  All of these instruments have a high level of safety and liquidity.

 REPURCHASE AGREEMENT ("REPO")    Agreement between a seller and a buyer,
                                  usually of U.S. Government securities,
                                  whereby the seller agrees to repurchase the securities at an agreed-upon price and, usually, at a stated time.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 TREASURIES                       Negotiable debt obligations of the U.S.
                                  government, secured by its full faith and credit and issued at various schedules and maturities. These include Treasury bills, notes, and bonds. The income from Treasury securities is exempt from state and local, but not federal, taxes.

 YIELD The dividends or interest paid on a security, expressed as a percentage of the security's current price.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                      7 - Scudder U.S. Treasury Money Fund

                    Investment Portfolio as of June 30, 1998

                                                                                                Principal
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 51.8%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75%, to be repurchased at $18,002,875 on 7/1/1998, collateralized by a $17,885,000
  U.S. Treasury Note, 6.75%, 5/31/1999 ..................................................     18,000,000            18,000,000
Repurchase Agreement with J.P. Morgan & Co. dated 6/30/1998 at 5.75%, to be repurchased at $18,002,875 on 7/1/1998, collateralized by a $12,795,000 U.S.
  Treasury Bond, 12.75%, 11/15/2010 .....................................................     18,000,000            18,000,000
Repurchase Agreement with Morgan Stanley dated 6/30/1998 at 5.68%, to be repurchased at $18,002,840 on 7/1/1998, collateralized by a $11,190,000 U.S.
  Treasury Bond, 11.25%, 2/15/2015 ......................................................     18,000,000            18,000,000
Repurchase Agreement with Nomura Securities International Inc. dated 6/30/1998 at 5.75%, to be repurchased at $55,008,785 on 7/1/1998, collateralized by a
  $34,195,000 U.S. Treasury Bond, 11.25%, 2/15/2015 .....................................     55,000,000            55,000,000
Repurchase Agreement with Salomon Brothers dated 6/30/1998 at 5.7%, to be repurchased at $18,002,850 on 7/1/1998, collateralized by a $14,750,000 U.S.
  Treasury Bond, 7.50%, 11/15/2024 ......................................................     18,000,000            18,000,000
Repurchase Agreement with State Street Bank and Trust Company dated 6/30/1998 at
  5.75%, to be repurchased at $71,054,347 on 7/1/1998, collateralized by a
  $76,370,000 U.S. Treasury Bill, 6/24/1999 .............................................     71,043,000            71,043,000
------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $198,043,000)                                                                    198,043,000
------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Obligations 41.6%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill, 7/23/1998 ...........................................................     10,000,000             9,969,911
U.S. Treasury Bill, 8/20/1998 ...........................................................     70,000,000            69,512,100
U.S. Treasury Bill, 12/10/1998 ..........................................................     20,000,000            19,543,800
U.S. Treasury Note, 4.75%, 8/31/1998 ....................................................     15,000,000            14,988,300
U.S. Treasury Note, 4.75%, 9/30/1998 ....................................................      5,000,000             4,993,750
U.S. Treasury Note, 5.25%, 7/31/1998 ....................................................     25,000,000            25,002,031
U.S. Treasury Note, 5.625%, 11/30/1998 ..................................................     15,000,000            15,018,750
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $159,016,873)                                                                159,028,642
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Backed Securities 6.6%
------------------------------------------------------------------------------------------------------------------------------
Overseas Private Invest Corp., 5.5%, 4/2/2007* (Cost $25,000,000) .......................     25,000,000            25,000,000
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $382,059,873) (a)                                                       382,071,642
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $382,059,873. At June 30, 1998, net unrealized appreciation for all securities based on tax cost was $11,769. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,886 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $17,117.

  * Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of June 30, 1998.

    The accompanying notes are an integral part of the financial statements.


                      8 - Scudder U.S. Treasury Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                               as of June 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (including repurchase agreements of
                   $198,043,000) (identified cost $382,059,873) ......................      $ 382,071,642
                 Cash ................................................................          1,162,006
                 Receivable on Fund shares sold ......................................          7,240,534
                 Interest receivable .................................................          1,024,750
                 Other assets ........................................................              6,867
                                                                                           ----------------
                 Total assets ........................................................        391,505,799
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed ....................................          2,697,839
                 Dividends payable ...................................................             64,723
                 Accrued management fee ..............................................              9,563
                 Other payables and accrued expenses .................................            205,471
                                                                                           ----------------
                 Total liabilities ...................................................          2,977,596
                -------------------------------------------------------------------------------------------
                 Net assets, at market                                                      $ 388,528,203
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investments ...........             11,769
                 Paid-in capital .....................................................        388,516,434
                -------------------------------------------------------------------------------------------
                 Net assets, at market                                                      $ 388,528,203
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($388,528,203 / 388,514,501 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) .......................................................              $1.00
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                      9 - Scudder U.S. Treasury Money Fund

                             Statement of Operations

                            year ended June 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $  21,424,370
                                                                                           ----------------
                 Expenses:
                 Management fee ......................................................          1,995,553
                 Services to shareholders ............................................          1,642,885
                 Custodian and accounting fees .......................................            104,671
                 Trustees' fees and expenses .........................................             37,030
                 Reports to shareholders .............................................             61,669
                 Registration fees ...................................................             65,007
                 Auditing ............................................................             32,816
                 Legal ...............................................................             17,000
                 Other ...............................................................             14,359
                                                                                           ----------------
                 Total expenses before reductions ....................................          3,970,990
                 Expense reductions ..................................................         (1,378,392)
                                                                                           ----------------
                 Expenses, net .......................................................          2,592,598
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         18,831,772
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) on investments during the period ...........             15,357
                 Net unrealized appreciation (depreciation) on investments
                   during the period .................................................            (15,067)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                                       290
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  18,832,062
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder U.S. Treasury Money Fund

                       Statements of Changes in Net Assets

                                                                                              Years Ended June 30,
Increase (Decrease) in Net Assets                                                            1998              1997
----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .........................................        $  18,831,772     $  18,799,612
                 Net realized gain from investments ............................               15,357                --
                 Net unrealized appreciation (depreciation) on
                   investments during the period ...............................              (15,067)           38,151
                                                                                       ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ..................................................           18,832,062        18,837,763
                                                                                       ----------------  ----------------
                 Distributions to shareholders:
                 From net investment income ....................................          (18,831,772)      (18,799,612)
                                                                                       ----------------  ----------------
                 From net realized gains from investment transactions ..........              (15,357)           (2,458)
                                                                                       ----------------  ----------------
                 Fund share transactions at net asset value of $1.00 per share:
                 Shares sold ...................................................          865,115,721       846,157,354
                 Shares issued to shareholders in reinvestment of
                   distributions ...............................................           17,248,372        16,784,285
                 Shares redeemed ...............................................         (892,417,877)     (860,582,122)
                                                                                       ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ................................................          (10,053,784)        2,359,517
                                                                                       ----------------  ----------------
                 Increase (decrease) in net assets .............................          (10,068,851)        2,395,210
                 Net assets at beginning of period .............................          398,597,054       396,201,844
                                                                                       ----------------  ----------------
                 Net assets at end of period ...................................        $ 388,528,203     $ 398,597,054
                                                                                       ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder U.S. Treasury Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                   Years Ended June 30,
                                                                    1998        1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                                ------------------------------------------------------------
Net asset value, beginning of period .......................      $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                                ------------------------------------------------------------
Net investment income ......................................         .047        .045       .048        .046        .027
Less distributions from net investment income and net
  realized gains on investment transactions (a) ............        (.047)      (.045)     (.048)      (.046)      (.027)
                                                                ------------------------------------------------------------
Net asset value, end of period .............................      $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                                ------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .......................................         4.83        4.58       4.91        4.70        2.74
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................          389         399        396         383         383
Ratio of operating expenses, net to average daily net
  assets (%) ...............................................          .65         .65        .65         .65         .65
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) .............................         1.00         .94        .92         .90         .90
Ratio of net investment income to average daily net
  assets (%) ...............................................         4.72        4.49       4.80        4.61        2.75

(a) Net realized capital gains were less than 6/10 of 1(cent) per share.
(b) Total returns would have been lower had certain expenses not been reduced.


                      12 - Scudder U.S. Treasury Money Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder U.S. Treasury Money Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Money market instruments purchased with original maturities of sixty days or less are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Debt securities for which market quotations are readily available and which have original maturities of sixty-one days or more from the date of valuation are valued by pricing agents approved by officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Other securities are appraised at fair value as determined in good faith by or on behalf of the Valuation Committee of the Board of Trustees. Repurchase agreements are valued at cost which, when combined with accrued interest receivable, approximates market.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon on each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis (which in most instances, is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.


                         13 - U.S. Treasury Money Fund

                               B. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.50% of its average daily net assets computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser has agreed not to impose all or a portion of its management fee until October 31, 1998, and during such period to maintain the annualized expenses of the Fund at not more than 0.65% of average daily net assets. Accordingly, for the year ended June 30, 1998, the Adviser did not impose a portion of its fee amounting to $1,378,392, and the portion imposed amounted to $617,161, of which $9,563 is unpaid at June 30, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended June 30, 1998, the amount charged to the Fund by SSC aggregated $698,152, of which $58,219 is unpaid at June 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1998, the amount charged to the Fund by STC aggregated $730,475, of which $72,009 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $50,194, of which $4,172 is unpaid at June 30, 1998.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended June 30, 1998, Trustees' fees and expenses aggregated $37,030.


                         14 - U.S. Treasury Money Fund

                        Report of Independent Accountants


To the Board of Trustees and Shareholders of Scudder U.S. Treasury Money Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder U.S. Treasury Money Fund (the "Fund") at June 30, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                             PricewaterhouseCoopers LLP
July 24, 1998

                         15 - U.S. Treasury Money Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Frank J. Rachwalski, Jr.*
Vice President

David B. Wines*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.

                     16 - Scudder U.S. Treasury Money Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      17 - Scudder U.S. Treasury Money Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      18 - Scudder U.S. Treasury Money Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      19 - Scudder U.S. Treasury Money Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

[LOGO]